EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2004

        In connection with the Annual Report of Teknowledge Corporation (the “Company”) on Form 10-KSB/A (Amendment No. 1) for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis A. Bugbee, the Principal Financial Officer of Teknowledge Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2004 (“Section 906”), that:

(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2005	By: /s/ Dennis A. Bugbee
Dennis A. Bugbee
Vice President of Finance and
Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.]